SUPPLEMENT DATED DECEMBER 16, 2005

TO THE

PROSPECTUS

AND

STATEMENT OF ADDITIONAL INFORMATION

FOR

SB ADJUSTABLE RATE INCOME FUND

SALOMON BROTHERS SHARE CLASSES

Dated September 28, 2005

The Fund currently offers five classes of Salomon Brothers shares: Class A, Class B, Class C, Class O and Class Y. As of December 13, 2005 the Fund stopped offering Class O and Class Y shares. As of February 17, 2006, the Fund will stop offering the remaining share classes, except to existing shareholders in connection with the reinvestment of dividends and the conversion of Class B to Class A shares.

Effective as of the close of business on April 21, 2006, all of the outstanding Salomon Brothers shares of the Fund will automatically convert to Smith Barney Class A shares of the Fund at net asset value. Smith Barney Class A shares represent an interest in the same pool of assets as the Salomon Brothers share classes, and have the same investment objective and portfolio managers, but have lower overall operating expenses than the Salomon Brothers share classes. The prospectus for the Smith Barney share classes contains information about the fees and expenses, historical performance, exchange privileges and other features of the Smith Barney Class A shares. For a copy of the prospectus, please call your Financial Consultant or go to www.citigroupam.com.

Salomon Brothers shares will be converted automatically. At the close of business on April 21, 2006, Salomon Brothers shareholders will receive Smith Barney Class A shares with the same net asset value as their existing Salomon Brothers shares, but not necessarily the same number of shares. There will be no fees or commissions charged on the conversion. No capital gain or loss will be recognized upon the conversion of shares.

Fund shareholders who currently own Salomon Brothers shares, but do not wish to have their shares automatically converted to Smith Barney Class A shares, should contact their Financial Consultant prior to the close of business on April 21, 2006. In that case, the Salomon Brothers shares will be redeemed and shareholders will receive the net asset value of their shares next determined after receipt of the redemption order in cash. Shareholders will not be subject to any contingent deferred sales charges or other sales charges or fees at the time of redemption. Capital gain or loss will be recognized upon the redemption of shares by shareholders who do not own their Salomon Brothers shares in a tax-advantaged account.

Prior to the conversion, shareholders may continue to exercise their exchange privileges and exchange into any other Salomon Brothers fund that is available for exchange, as long as the exchange is initiated prior to the close of business on April 21, 2006. Of course, shareholders may redeem their shares at any time.

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